John Hancock Funds II

Supplement dated October 28, 2016 to the current Prospectus

U.S. Growth Fund

The following information supplements and supersedes any information to the contrary relating to U.S. Growth Fund, a series of John Hancock Funds II (the “fund”), contained in the current Prospectus.

Effective immediately, the Prospectus is hereby amended as follows:

The disclosure under the “Principal risks” headingin the “Fund summary” is revised and restated in its entirety as follows:

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer's board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock's value can depend heavily upon the underlying common stock's value.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. In certain markets, derivatives could become harder to value or sell. Derivatives and other strategic transactions that the fund intends to utilize, along with their associated risks, include:

Futures contracts. Risks associated with futures contracts include counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-sized capitalization securities may underperform the market as a whole.

Furthermore, the disclosure under the heading “Principal risks of investing” in the “Fund details” section is revised and restated in its entirety as follows:

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance. The fund's investment strategy may not produce the intended results.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives, and other strategic transactions risk"), or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers' continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; Standard & Poor's Ratings Services' downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is  likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as "Brexit." There is significant market uncertainty regarding Brexit's ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine, Turkey, and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer's financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Preferred and convertible securities risk. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer's board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Exchange-traded funds (ETFs) risk

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees that increase their costs. An ETF has its own fees and expenses, which are indirectly borne by the fund.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

 The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund's ability to achieve its investment objectives.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them.

Futures contracts. Risks associated with futures contracts include counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.